UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/14/2004

BJ Services Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10570

DE	63-0084140
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5500 Northwest Central Drive, Houston, TX 77092
(Address of Principal Executive Offices, Including Zip Code)

713-895-5631
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

BJ Services Company (BJS: NYSE, CBOE, PCX) announced today that it will delay the filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and has requested a fifteen-day extension of the deadline to file its Annual Report by filing a Form 12b-25 with the SEC. This will extend the filing deadline to December 29, 2004.

A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BJ Services Company

Date: December 14, 2004.	By:	/s/ Margaret Shannon
Margaret Shannon
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Delay 10-K filing